Exhibit 10.2

JOINDER AGREEMENT AND NINTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS JOINDER AGREEMENT AND NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made and entered into as of the 20th day of December, 2006, among FCC, LLC, d/b/a First Capital, a Florida limited liability company (“Lender”), FOREFRONT GROUP, INC., a Florida corporation formerly known as Datrek Professional Bags, Inc. (“ForeFront Group”), MILLER GOLF COMPANY, a Florida corporation formerly known as Miller Acquisition, Inc. (“Miller”), FOREFRONT BURTON, INC., a Florida corporation (“ForeFront Burton”), and FOREFRONT DEVANT, INC., a Florida corporation (“ForeFront Devant”; ForeFront Group, Miller, ForeFront Burton and ForeFront Devant are referred to herein individually as a “Borrower” and collectively as the “Borrowers”).

W I T N E S S E T H:

WHEREAS, ForeFront Group, Miller, ForeFront Burton and Lender entered into that certain Loan and Security Agreement dated as of October 15, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, ForeFront Group, Miller and ForeFront Burton have requested that Lender consent to the formation of ForeFront Devant and the acquisition by ForeFront Devant of certain assets and the assumption of certain liabilities of Devant, Ltd., a North Carolina corporation (“Seller”), pursuant to that certain Asset Purchase Agreement of even date herewith among ForeFront Devant, ForeFront Holdings, ForeFront Group, Seller, James M. Sheppard, Jr., Mary Ann Sheppard Chambers, Rebecca Sheppard Roberts and Deborah Ann Sheppard (the “Asset Purchase Agreement”; the Asset Purchase Agreement and all agreements, documents, certificates and other items executed and/or delivered in connection therewith are referred to herein as the “Acquisition Documents”); and

WHEREAS, Borrowers have requested that Lender finance the transaction contemplated by the Acquisition Documents (the “Acquisition”) and that Lender include the accounts receivable and other assets of ForeFront Devant in the borrowing base described in the Loan Agreement to the extent that such assets satisfy the eligibility standards set forth therein; and

WHEREAS, Lender is willing to grant such consent and provide such financing (subject to the terms and conditions of the Loan Agreement) so long as ForeFront Devant becomes an additional borrower under the Loan Agreement and causes Lender to have a perfected, first-priority security interest in all of its assets; and

WHEREAS, ForeFront Devant is willing to join the Loan Agreement as an additional borrower; and

WHEREAS, Borrowers and Lender desire to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

2. Joinder of ForeFront Devant as a Borrower. The Loan Agreement is hereby amended such that each reference to “Borrower” thereunder shall be deemed to be a reference to each Borrower. ForeFront Devant hereby acknowledges and agrees that (a) it is familiar with the Loan Agreement and the other Loan Documents, and (b) from and after the date hereof, it is jointly and severally liable with ForeFront Group, Miller and ForeFront Burton for all outstanding Obligations. Borrowers acknowledge and agree that Lender is making an accommodation to Borrowers by permitting the addition of ForeFront Devant to the Loan Agreement as an additional borrower by means of this Agreement, rather than requiring that Borrowers incur the cost and expense of amending and restating the Loan Agreement. Accordingly, each reference in the Loan Agreement to “Borrower” shall be construed in the manner most favorable to Lender in determining whether such reference applies to all Borrowers or to any Borrower. For example, the grant of the security interest set forth in Section 5(a) of the Loan Agreement shall be construed to be a grant of a security interest by each Borrower, while Section 13(a)(vi) of the Loan Agreement shall be construed such that a Default shall exist if any Borrower becomes insolvent or institutes (or has instituted against it) a bankruptcy proceeding.

3. Grant of Security Interest by ForeFront Devant. Without limiting the generality of Section 2 above, ForeFront Devant hereby pledges, assigns and grants to Lender, for the benefit of itself and its Affiliates, a lien on and security interest in all right, title and interest of ForeFront Devant in and to the Collateral (including, without limitation, all of ForeFront Devant’s accounts, inventory, equipment, general intangibles, chattel paper, goods, documents, instruments, investment property, letter-of-credit rights, letters of credit and deposit accounts (as such terms are defined in the UCC), in each case whether now owned or existing or hereafter acquired or arising) as security for all of the Obligations.

4. Representations and Warranties Regarding Seller, ForeFront Devant and Acquisition. Borrowers represent and warrant to Lender as follows:

(a) the following information is true and correct with respect to Seller:

Exact Legal Name: Devant, Ltd.

Type of Organization: Corporation

State of Organization: North Carolina

State Organizational Identification Number: 0040705

(b) The chief executive office and substantially all of the property of Seller is located at 3011 Walkup Avenue, Monroe, North Carolina 28110. Other than the address specified in this clause (b), Seller has not maintained its chief executive office or any property at any other location in the past five years.

(c) The following information is true and correct with respect to ForeFront Devant:

Exact Legal Name: ForeFront Devant, Inc.

Type of Organization: Corporation

State of Organization: Florida

State Organizational Identification Number: P06000138585

(d) The chief executive office of ForeFront Devant is located at 835 Bill Jones Industrial Drive, Springfield, Tennessee 37172.

(e) ForeFront Devant is duly organized and validly existing under the laws of its state of organization; the execution, delivery, and performance of this Agreement, the Loan Agreement and the other Loan Documents to which ForeFront Devant is a party are within ForeFront Devant’s corporate powers, have been duly authorized, do not violate ForeFront Devant’s constituent documents or any law or regulation, including without limitation, any law or regulation relating to occupational health and safety or protection of the environment, applicable to ForeFront Devant, or any indenture, agreement, or undertaking to which ForeFront Devant is a party or by which ForeFront Devant or ForeFront Devant’s property is bound; and this Agreement, the Loan Agreement and the other Loan Documents to which ForeFront Devant is a party constitute valid, binding and enforceable obligations of ForeFront Devant in accordance with the terms hereof and thereof, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws applicable to creditors’ rights generally or by generally applicable equitable principles affecting the enforcement of creditors’ rights.

(f) ForeFront Group owns 100% of the outstanding capital stock of ForeFront Devant, and ForeFront Devant has no subsidiaries.

(g) Borrowers have furnished to Lender true, complete and correct copies of all of the Acquisition Documents (including any schedules, exhibits and annexes thereto) as in effect on the date hereof. None of the Acquisition Documents has been amended, supplemented or modified, and the Acquisition Documents constitute the complete understanding among the parties thereto in respect of the Acquisition and the other matters and transactions covered thereby. Each Acquisition Document has been duly executed and delivered by the parties thereto and is a legal, valid and binding obligation of each such party, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles.

(h) On the date hereof, the transactions contemplated by the Acquisition Documents will have been consummated in accordance with all applicable laws and, except as consented to in writing by Lender, in the manner provided therein in accordance with the terms thereof without any material waivers or amendments thereto, and each of the material conditions to such consummation set forth in the Acquisition Documents shall have been fulfilled without any waiver of any thereof.

5. Multiple Borrower Matters.

(a) Borrowers’ Agent. Borrowers hereby appoint ForeFront Group, and ForeFront Group shall act under the Loan Agreement and the other Loan Documents as, the agent, attorney-in-fact and legal representative of all Borrowers for all purposes, including requesting advances and receiving account statements and other notices and communications to Borrowers (or any of them) from Lender. Lender may rely, and shall be fully protected in relying, on any request for an advance, disbursement instruction, report, information or any other notice or communication made or given by ForeFront Group, whether in its own name, as Borrowers’ Agent, or on behalf of one or more Borrowers, and Lender shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such request, instruction, report, information, other notice or communication, nor shall the joint and several character of Borrowers’ obligations under the Loan Agreement and the other Loan Documents be affected, provided, that the provisions of this paragraph shall not be construed so as to preclude any Borrower from taking actions permitted to be taken by a “Borrower” under the Loan Agreement or any other Loan Document.

(b) Joint and Several Liability.

(i) All loan advances made to or for the benefit of Borrowers by Lender and all of the other Obligations of Borrowers, including all interest, fees, costs and expenses with respect thereto, shall constitute one joint and several direct and general obligation of all Borrowers. Notwithstanding anything to the contrary contained herein or in any other Loan Document, each Borrower shall be jointly and severally, with each other Borrower, directly and unconditionally liable to Lender for all Obligations, it being understood that the advances to each Borrower inure to the benefit of all Borrowers, and that Lender is relying on the joint and several liability of Borrowers as co-makers in extending the loans under the Loan Agreement. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Obligation payable to Lender, it will forthwith pay the same, without notice or demand, unless such payment is then prohibited by application of law (provided such Obligation shall not be extinguished by any such prohibition).

(ii) No payment or payments made by any Borrower or any other Person or received or collected by Lender from any Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of each Borrower under this Agreement and the Loan Agreement, and each Borrower shall remain liable for all of the other Obligations until all of the Obligations are paid in full.

(c) Obligations Absolute. Each Borrower agrees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto, unless such payment is then prohibited by applicable law (provided such Obligation shall not be extinguished by any such prohibition). All Obligations shall be conclusively presumed to have been created in reliance hereon, and Lender’s consent to the creation of ForeFront Devant and the consummation of the Acquisition shall be conclusively presumed to have been granted in reliance hereon. The Obligations and other liabilities under the Loan Agreement and the other Loan Documents shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payments of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including any increase in the Obligations resulting from the extension of additional credit to any Borrower or otherwise; (iii) any taking, exchange, release of or non-perfection in any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations; (iv) any change, restructuring or termination of the corporate structure or existence of any Borrower; or (v) any other circumstance which may otherwise constitute a defense available to, or a discharge of, any Borrower. The Loan Agreement and the other Loan Documents shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

(d) Waiver of Suretyship Defenses. Each Borrower agrees that the joint and several liability of Borrowers provided for in this Agreement shall not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which one or more other Borrowers may hereafter agree (other than an agreement signed by Lender specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by Lender with respect to any of the Obligations, nor by any other agreements or arrangements whatever with one or more other Borrowers or with any other Person, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Obligations and may be enforced without requiring Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except to the extent expressly provided for herein or in another Loan Document) with respect to any of the Obligations, this Agreement, the Loan Agreement or any other Loan Document and any requirement that Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral, including any rights any Borrower may otherwise have under Section 10-7-24 of the Official Code of Georgia Annotated or any successor statute or any analogous statute in any jurisdiction under the laws of which any Borrower is incorporated or in which any Borrower conducts business.

(e) Contribution and Indemnification among Borrowers. Each Borrower is obligated to repay the Obligations as joint and several obligors under the Loan Agreement and the other Loan Documents. To the extent that any Borrower shall, under the Loan Agreement or any other Loan Document as a joint and several obligor, repay any of the Obligations constituting advances made to another Borrower or other Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then, to the extent that such Borrower has not received the benefit of such repaid Obligations (whether through an inter-company loan or otherwise), the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s “Allocable Amount” (as defined below) and the denominator of which fraction is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the greater of (i) the amount of such repaid Obligations actually received by such Borrower (whether through an inter-company loan or otherwise), and (ii) the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (A) rendering such Borrower “insolvent” within the meaning of Title 11 of the United States Code (the “Bankruptcy Code”), Section 2 of the Uniform Fraudulent Transfer Act (the “UFTA”), or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (B) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 4 of the UFCA, or (C) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification and reimbursement under this paragraph shall be subordinate in right of payment to the prior payment in full of the Obligations.

6. Consents by Lender Regarding Creation of ForeFront Devant and Acquisition. Notwithstanding the restrictions set forth in Section 8(f) of the Loan Agreement that would otherwise prohibit the creation of ForeFront Devant and the consummation of the Acquisition, Lender hereby consents to the creation of ForeFront Devant and to the consummation of the Acquisition on the terms and conditions set forth in the Acquisition Documents in the form delivered to and approved by Lender on or prior to the date hereof. Borrowers acknowledge and agree that such consents shall not entitle any Borrower to any future consent or waiver and shall not be construed to create a course of dealing between Borrowers and Lender.

7. Notices to Borrowers. Borrowers hereby notify Lender that all notices to Borrowers in connection with the Loan Agreement and the other Loan Documents should be addressed to Borrowers as follows:

ForeFront Group, Inc.

835 Bill Jones Industrial Way

Springfield, Tennessee

Attention: Randall J. Frapart

Facsimile Number: 615-384-1290

With a copy to:

Adorno & Yoss LLP

2525 Ponce de Leon Boulevard

Suite 400

Miami, Florida 33134

Attention: Carlos A. Mas, Esq.

Facsimile Number: 305-503-8901

8. Conditions Precedent. The effectiveness of this Agreement (including the consent by Lender set forth above) is conditioned upon the satisfaction of the following conditions precedent, in each case in a manner and pursuant to documentation in form, substance and effect satisfactory to Lender in its sole discretion:

(a) Lender’s receipt of a duly executed original of this Agreement from Borrowers;

(b) Lender’s receipt of evidence satisfactory to Lender that Lender has a perfected, first-priority security interest in the assets of ForeFront Devant, subject to no other Liens;

(c) Lender’s receipt of a subordination agreement, in form and substance acceptable to Lender, with respect to ForeFront Devant’s obligations under the Acquisition Documents (including all obligations with respect to earnout payments, if any); and

(d) such other landlord’s waivers, instruments, documents, agreements, certificates, acknowledgments, and other items as Lender may reasonably request.

9. Post-Closing Requirement. Borrowers covenant and agree with Lender that Borrowers shall deliver to Lender (a) not later than January 3, 2007, evidence satisfactory to Lender that all of the Collateral of ForeFront Devant after giving effect to the Acquisition is covered by insurance of types and in amounts satisfactory to Lender, together with documentation acceptable to Lender that causes Lender to be an additional insured and loss payee on such policies, and (b) not later than January 20, 2007, good standing certificates from the Secretaries of State of the States of North Carolina and Tennessee evidencing that ForeFront Devant has duly qualified to do business as a foreign corporation in the State of North Carolina and Tennessee by such date.

10. Reaffirmation of Representations and Warranties. Borrowers hereby restate, ratify and reaffirm each and every term, condition, representation and warranty heretofore made by them under or in connection with the execution and delivery of the Loan Agreement, as amended hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement and the Loan Documents.

11. No Other Changes. Except as set forth herein, the Loan Agreement and each other Loan Document to which it is a party shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligation of each Borrower to Lender.

12. Costs and Expenses. In consideration of the accommodations made by Lender hereunder, Borrowers jointly and severally agree to pay to Lender (a) an amendment fee of $20,000 on the date hereof and (b) on demand all costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and the other Loan Documents and any other transactions contemplated hereby and thereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to Lender. Such amendment fee shall be fully earned on the date hereof and is not subject to refund or rebate. Such amendment fee constitutes a fee for services and is not interest or a charge for the use of money.

13. No Default. To induce Lender to enter into this Agreement, Borrowers hereby represent and warrant that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default under the Loan Agreement or any of the other Loan Documents. The breach of any representation, warranty, covenant or agreement by one or more Borrowers hereunder shall constitute a Default under the Loan Agreement.

14. Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

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IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be duly executed as of the date first above written.

FOREFRONT GROUP, INC., a Florida corporation formerly known as Datrek Professional Bags, Inc.

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	President

MILLER GOLF COMPANY, a Florida corporation formerly known as Miller Acquisition, Inc.

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	President

FOREFRONT BURTON, INC. a Florida corporation

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	President

FOREFRONT DEVANT, INC., a Florida corporation

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	President

FCC, LLC, d/b/a First Capital

By:	/s/ Brian J. Cuttic
Brian J. Cuttic,
Executive Vice President

The undersigned acknowledges the foregoing and agrees that the Information and Support Agreement to which the undersigned is party dated as of October 15, 2004 in favor of Lender remains in full force and effect, subject to no right of offset, claim or counterclaim.

/s/ Michael Hedge
MICHAEL HEDGE

STANFORD INTERNATIONAL BANK LIMITED

By:	/s/ James M. Davis
Name:	James M. Davis
Title:	Chief Financial Officer

The undersigned acknowledges the foregoing and agrees that the Guaranty of the undersigned dated as of October 15, 2004 in favor of Lender remains in full force and effect, subject to no right of offset, claim or counterclaim.

FOREFRONT HOLDINGS, INC., a Florida corporation
formerly known as Datrek Miller International, Inc.

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	Chief Executive Officer